                                       FOR RELEASE AT 1:05 P.M. - APRIL 16, 2003

Contacts:

John McGrath, CFO
510-574-2575
John_McGrath@net.com
--------------------

Brenda Ropoulos
510-574-2508
Brenda_Ropoulos@net.com
-----------------------

           NETWORK EQUIPMENT TECHNOLOGIES, INC. ANNUAL RESULTS INCLUDE
                        36% INCREASE IN PRODUCT REVENUE

                   COMPANY GROWS REVENUE FOR SEVENTH STRAIGHT
                     QUARTER AND BECOMES CASH-FLOW POSITIVE

FREMONT, CA April 16, 2003 - Network Equipment Technologies, Inc. (NYSE:NWK) today reported its quarterly and annual results for the periods ended March 28, 2003. For the quarter, the company posted a profit of $0.02 per share and increased its cash position by $6.1 million.

     For the fourth quarter of fiscal 2003, total revenue was $33.8 million, up from $26.7 million in the same period of the prior year, a 27 percent increase, and up from $33.0 million posted in the third quarter of fiscal 2003. Product revenue for the fourth quarter of fiscal 2003 increased 39 percent to $28.8 million from $20.7 million in the same period of the prior year. Net income for the fourth quarter of fiscal 2003 was $537,000, or $0.02 per share, compared to a net loss for the same period of fiscal 2002 of $2.1 million, or $0.09 per share.

     For fiscal year 2003, total revenue increased 20 percent to $122.1 million from $101.5 million in fiscal 2002. Product revenue for the year increased to $101.9 million, up 36 percent from $74.8 million posted in fiscal 2002. Net loss for the fiscal year was $18.4 million, or $0.82 per share, compared to $37.4 million, or $1.69 per share, in fiscal 2002. In the first quarter of


                                    - more -

NET.COM ANNOUNCES Q4 FY03 EARNINGS                                   PAGE 2 OF 8


fiscal 2003, the company adopted SFAS 142, which resulted in a charge of $9.6 million taken in that quarter relating to the impairment of goodwill and other intangible assets.

     In the fourth quarter of fiscal 2003, the company posted a tax benefit of $1.5 million, a charge of $435,000 for the decline in value of fixed assets either sold or available for sale, and restructuring charges of $217,000.

     Finally, the company achieved positive cash flow of $6.1 million in the fourth quarter of fiscal 2003, ending the year with cash balances and investments of $94.6 million compared to $88.4 million at the end of the third quarter. The ending cash balances were nearly flat year over year, compared to $94.9 million at the end of fiscal 2002.

     President and CEO Hubert "Bert" Whyte remarked, "We were delighted with our financial results for fiscal year 2003, despite the continued challenges in our industry. We have executed well on our strategy to return the company to financial health by focusing on the fundamentals, what we call our `base hits' strategy. This strategy yielded an increase in total annual revenues of more than 20% and cash balances that ended the year nearly flat with last year. We continue to work on efforts to gain traction with our new products and are fortunate that the Company's strong customer base is already providing a rigorous testing ground for these new products. Demand for our legacy product remains strong, highlighted this quarter by several new large orders from government customers, for which we will take revenue over the next several quarters."

SIGNIFICANT EVENTS DURING THE FOURTH QUARTER OF FY2003

     o In a continued focus on improving performance, the company reorganized the sales and service force into a single, unified structure under Gary Lau, newly appointed senior vice president of global sales and service. Lau has led the company's highly successful government sales organization for the last three years. Additionally, Frank Slattery was hired into the office of General Counsel. Slattery brings over 13 years of Silicon Valley legal experience to the company, with expertise in SEC compliance, corporate governance, sales and licensing, as well as M&A, strategic alliance and partner programs.
     o Sales included a new Promina network to BART, the San Francisco Bay Area Rapid Transit service, and SCREAM sales to several government and defense agencies, including CentCom and the USAF.

NET.COM ANNOUNCES Q4 FY03 EARNINGS                                   PAGE 3 OF 8


     Commenting on the company's fundamentals, COO John Batty noted, "We have worked hard over the last few years to improve the efficiency of our business. These activities have led to improved financial results at a lower break-even point. As the celebrates its twentieth year, it is gratifying to note that we have a strong and growing legacy business, global market presence, a refreshed portfolio of new products targeted at developing markets, substantial cash in the bank, and the discipline necessary to manage growth when the market begins to turn around. We begin our new fiscal year with confidence and the determination to achieve even greater success in fiscal year 2004."


ABOUT NET.COM(TM)

Network Equipment Technologies, Inc., doing business as net.com, builds service creation platforms for broadband, IP telephony, and multiservice networks. For 20 years, the company has been supplying service providers, government organizations and businesses worldwide with networking equipment such as its Promina(R), SCREAM(R), and SHOUTiP(R) platforms. net.com pioneered multiservice networking and, as a founder of the Service Creation Community, leads the industry in service creation, the new profitability model for network service providers.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements relating to trends, products, customer relationships and possible future operating results within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements are based on current expectations, forecasts and assumptions that involve risks and uncertainty that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could affect such results include the volume and timing of orders, existing and potential competition, our ability to develop new products and product enhancements and commercialize them, and assumptions regarding the mix of products and services we sell, as well as the factors identified in net.com's Quarterly Report on Form 10-Q for the quarter ended December 27, 2002. net.com disclaims any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

www.net.com -- for more information.
-----------

                                      # # #

NET.COM ANNOUNCES Q4 FY03 EARNINGS                                   PAGE 4 OF 8

net.com is a trademark, and Promina, SCREAM, and SHOUTiP are registered trademarks, of Network Equipment Technologies, Inc.

NOTE TO EDITORS: FINANCIAL TABLES FOLLOW

NET.COM ANNOUNCES Q4 FY03 EARNINGS                                   PAGE 5 OF 8

                             NETWORK EQUIPMENT TECHNOLOGIES, INC.
                       CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (IN THOUSANDS EXCEPT PER SHARE DATA)
                                                                      QUARTER ENDED
                                                                      -------------
                                                       MARCH 28, 2003                MARCH 29, 2002
                                                       --------------                --------------
                                                                       (unaudited)
REVENUE:
 Product                                                $   28,832                     $  20,711
 Service and other                                           4,969                         6,005
                                                        ----------                     ---------
  Total revenue                                             33,801                        26,716
                                                        ----------                     ---------

COSTS OF SALES:
 Cost of product revenue                                    13,185                        10,941
 Cost of service and other revenue                           4,007                         4,976
                                                        ----------                     ---------
  Total cost of sales                                       17,192                        15,917
                                                        ----------                     ---------
GROSS MARGIN                                                16,609                        10,799

OPERATING EXPENSES:
 Sales and marketing                                         7,853                         7,706
 Research and development                                    6,494                         6,230
 General and administrative                                  2,718                         2,994
 Amortization of intangible assets                               -                           861
 Restructuring costs                                           217                           289
                                                        ----------                     ---------
  Total operating expenses                                  17,282                        18,080
                                                        ----------                     ---------
LOSS FROM OPERATIONS                                          (673)                       (7,281)

Other income (expense)                                        (369)                        3,907
Interest income, net                                            52                           618
                                                        ----------                     ---------
LOSS BEFORE TAXES                                             (990)                       (2,756)

Tax benefit                                                 (1,527)                         (662)
                                                        ----------                     ---------

NET INCOME (LOSS)                                       $      537                     $  (2,094)
                                                        ==========                     =========

INCOME (LOSS) PER SHARE:
 Basic                                                       $0.02                        ($0.09)
                                                             -----                        ------

 Diluted                                                     $0.02                        ($0.09)
                                                             =====                        ======

COMMON AND COMMON EQUIV. SHARES:
 Basic                                                      22,628                        22,215
                                                            ------                        ------

 Diluted                                                    23,340                        22,215
                                                            ======                        ======

NET.COM ANNOUNCES Q4 FY03 EARNINGS                                   PAGE 6 OF 8


                            NETWORK EQUIPMENT TECHNOLOGIES, INC.
                      CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (IN THOUSANDS EXCEPT PER SHARE DATA)
                                                                         FISCAL YEAR ENDED
                                                                         -----------------
                                                            MARCH 28, 2003                MARCH 29, 2002
                                                            --------------                --------------
                                                                            (unaudited)
REVENUE:
   Product                                                   $  101,919                     $   74,783
   Service and other                                             20,181                         26,763
                                                             ----------                     ----------
   Total revenue                                                122,100                        101,546
                                                             ----------                     ----------
COSTS OF SALES:
   Cost of product revenue                                       52,480                         46,722
   Cost of service and other revenue                             18,321                         24,086
                                                             ----------                     ----------
   Total cost of sales                                           70,801                         70,808
                                                             ----------                     ----------
  GROSS MARGIN                                                   51,299                         30,738

OPERATING EXPENSES:
   Sales and marketing                                           32,132                         32,999
   Research and development                                      26,027                         33,014
   General and administrative                                    11,197                         12,205
   Amortization of intangible assets                                  -                          3,444
   Restructuring costs                                            2,079                          1,188
                                                             ----------                     ----------
   Total operating expenses                                      71,435                         82,850
                                                             ----------                     ----------
  LOSS FROM OPERATIONS                                          (20,136)                       (52,112)

  Other income                                                    6,979                          8,906
  Interest income, net                                              477                          3,816
                                                             ----------                     ----------
  LOSS BEFORE TAXES                                              12,680)                       (39,390)

  Tax benefit                                                    (3,824)                        (1,992)
                                                             ----------                     ----------
  NET LOSS BEFORE ACCOUNTING CHANGE                              (8,856)                       (37,398)
                                                             ----------                     ----------
  Cumulative effect of change in accounting principle,
   relating to goodwill                                          (9,592)                             -
                                                             ----------                     ----------
  NET LOSS                                                   $  (18,448)                    $  (37,398)

  LOSS PER SHARE:
   Basic                                                         ($0.82)                        ($1.69)
                                                                 ------                         ------

   Diluted                                                       ($0.82)                        ($1.69)
                                                                 ======                         ======

  Cumulative effect of change in accounting principle,
   relating to goodwill                                          ($0.43)                         $0.00
                                                                 ======                          =====

  COMMON AND COMMON EQUIV. SHARES:
   Basic                                                         22,444                         22,069
                                                                 ------                         ------

   Diluted                                                       22,444                         22,069
                                                                 ======                         ======

NET.COM ANNOUNCES Q4 FY03 EARNINGS                                   PAGE 7 OF 8


                              FAS142 RECONCILIATION

The following tables represent the impact on net loss and basic diluted loss per share from the reduction of amortization of goodwill and other intangible assets as if SFAS 142 was adopted in the first quarter of fiscal 2002:


(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                             Quarter ended           Fiscal year ended
                                                             -------------           -----------------
                                                          MAR 28,      MAR 29,      MAR 28,       MAR 29,
                                                           2003         2002         2003          2002
                                                           ----         ----         ----          ----
Reported net income (loss)                              $     537   $  (2,094)   $ (18,448)     $ (37,398)

Workforce amortization                                          -          24            -             96

Goodwill amortization                                           -         837            -          3,348
                                                        ---------   ---------    ---------      ---------

Adjusted net income (loss)                              $     537   $  (1,233)   $ (18,448)     $ (33,954)
                                                        =========   =========    =========      =========
Basic and diluted income (loss) per share:

Reported basic income (loss) per share                       0.02       (0.09)       (0.82)         (1.69)

Workforce amortization per share                                -           -            -              -

Goodwill amortization per share                                 -        0.04            -           0.15
                                                        ---------   ---------    ---------      ---------

Adjusted basic and diluted income (loss) per share      $    0.02   $   (0.05)   $   (0.82)     $   (1.54)
                                                        =========   =========    =========      =========

COMMON AND COMMON EQUIV. SHARES USED IN CALCULATION:

Basic                                                      22,628      22,215       22,444         22,069
                                                        ---------   ---------    ---------      ---------

Diluted                                                    23,340      22,215       22,444         22,069
                                                        =========   =========    =========      =========

NET.COM ANNOUNCES Q4 FY03 EARNINGS                                   PAGE 8 OF 8

                                 NETWORK EQUIPMENT TECHNOLOGIES, INC.
                                CONDENSED CONSOLIDATED BALANCE SHEETS
                                            (in thousands)

                                                      MARCH 28, 2003                  MARCH 29, 2002
                                                      --------------                  --------------
                                                                       (unaudited)
ASSETS

Cash and Investments                                     $ 94,568                        $ 94,897
Accounts receivable, net                                   14,574                          19,501
Inventories                                                14,569                          14,804
Prepaid expenses and other assets                           4,110                           7,262
                                                         --------                        --------
 Total current assets                                     127,821                         136,464

Property and equipment, net                                34,486                          37,972
Software production costs, net                                  5                             563
Goodwill and other intangibles, net                             0                           9,592
Other assets                                                2,506                           2,831
                                                         --------                        --------
                                                         $164,818                        $187,422
                                                         ========                        ========


LIABILITIES & STOCKHOLDERS' EQUITY

Accounts payable                                         $  5,427                        $  7,870
Other current liabilities                                  18,081                          21,523
                                                         --------                        --------
 Total current liabilities                                 23,508                          29,393

Long term liabilities                                       1,770                           2,016
7 1/4% convertible subordinated debentures                 24,706                          24,706
Stockholders' equity                                      114,834                         131,307
                                                         --------                        --------
                                                         $164,818                        $187,422
                                                         ========                        ========